Debtor:  Bank of New England Corporation
Case No: 91-10126
Trustee: Ben Branch


             STATEMENT OF CASH ON HAND
            AND SHORT-TERM  INVESTMENTS
                    June 30,2011


Citizens Bank of Massachusetts
   checking account  #110790-092-9             $1,475.24


Citizens Bank of Massachusetts Series Government Fund
     (a mutual fund)                           23,251.88

Short-term investments
    (see attached schedule)                101,237,701.92


Total Cash on hand and short-term investmen101,262,429.04